N   O   V   A        R   E   S   O   U   R   C   E ,       I   N   C.

CERTIFIED PETROLEUM  GEOLOGISTS   *REGISTERED PROFESSIONAL ENGINEERS*   CERTIFIED PETROLEUM GEOPHYSICISTS

                                             Oil & Gas Exploration  and  Production  *  Certified   SEC   Reserves   Valuations

                P. O. Box 743324
Dallas, Texas 75374
Tel/Fax(972)530-3930
novapet@tx.rr.com

August 20, 2008                                                                                                                                                  page 1 of 9

Gulf Onshore, Inc.
4310 Wiley Post Rd.; Ste 201
Addison, Texas 75001

RE:  Nova Resource, Inc’s Certified SEC Oil and Gas Reserves Evaluation of PDP, PDNP and
           PUD Reserves and Valuation of Gulf Onshore, Inc’s  Selected Oil and Gas Leases
           located in Throckmorton and Shackleford Counties, Texas.

Dear Sirs,

As per your request and authorization of Nova Resource, Inc., Nova has performed its SEC reserves analysis and valuation of your oil and gas properties and hereby supplies Nova’s certified SEC SX-10 reserves analysis and valuation report regarding the proven primary oil and gas reserves remaining to be recovered from your leases as shown in this report.

LEASES:
The thirteen (13) selected oil and gas leases referenced in this report are described as follows: Leases known by you and hereby described by Lease Name and Railroad Commission of Texas Lease ID # as  the:
1)	Putnam, J. H. Lease (RRC ID # 25781) of Throckmorton Co, Tx; the
2)	Putnam “A” Lease (RRC ID # 17374) of Throckmorton Co., Tx; the
3)	Putnam, J H Lease (RRC ID # 24255) of Throckmorton Co., Tx; the
4)	Putnam, J.H. Lease (RRC ID # 29194)of Throckmorton Co., Tx; the
5)	Morris, J.P. Lease (RRC ID # 03544) of Shackleford Co., Tx; the
6)	Fort Griffin Lease (RRC ID # 29357) of Shackleford Co., Tx:, the
7)	Putnam, T. R. Lease (RRC ID # 08575) of Throckmorton Co., Tx; the
8)	Putnam, J. C. Lease (RRC ID # 10814) of Throckmorton Co., Tx; the
9)	Putnam “M” Lease (RRC ID # 27328) of Throckmorton Co., Tx; the
10)	Comeback Lease (RRC ID # 27330) of Throckmorton Co., Tx; the
11)	Harrell Lease (RRC ID # 29140) of Throckmorton Co., Tx; the
12)	Putnam, Joe Lease (RRC ID # 29287) of Throckmorton Co., Tx; the
13)	Treadwell Lease (RRC ID # 29361) all of Throckmorton County, Texas.

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

PARAMETERS:
Nova used in this analysis the SEC required parameters and SX-10 definitions as exist as of the date of this report; all available data and information supplied regarding the leases by the operator Curado Energy Resources, Inc.; available data and information derived from the Railroad Commission of Texas and other public information sources;  and information and data from selected private sources.  The described parameters and sources of information were used to derive the calculated proven remaining recoverable oil and gas reserves volumes and their valuations shown in this report.

RESERVE TYPES:
Nova determined the Proven Developed Producing (PDP),  the Proven Developed Non-Producing (PDNP), and the Proven Un-Developed (PUD) reserves from these leases using present SEC definitions of these reserves types.

  * PDP RESERVES Definition:
PDP is defined as existing producing Proven Developed Producing oil and /or gas wells as per SEC requirements.

  * PDNP RESERVES Definition:
PDNP is defined as Proven Developed Non-Producing oil and/or gas reserves from existing PDP wellbores that by analysis have proven oil and or gas reserves remaining to be recovered from proven reservoirs as per SEC requirements and commonly known as behind pipe reserves remaining to be produced.

  * PUD RESERVE Definition:
PUD reserves have been determined as proven reserves to be recovered from reservoirs in wells to be drilled defined as Proven Un-Developed wells as per SEC requirements.

PRODUCTIVE RESERVOIRS:
A geologic analysis of the reservoirs present in your leases indicated that various multiple productive reservoirs exist under your leases.    The Mississippian age Algal Reefs, the Strawn, Cook Lime, Flippen Sand, Bluff Creek Sand, Tannehill Sand, Dothan Lame, Palo Pinto Lime, Dog Bend, Capps Lime, Caddo Lime, Sedgwick Lime, and Coleman Junction reservoirs are all

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

productive reservoirs throughout the region.  All of the leases have at least several of the listed productive reservoirs either producing (PDP), behind pipe (PDNP in existing wellbores with proven productive reservoirs remaining to be produced), or Proven Un-Developed (PUD proven well locations as per SEC Definition remaining to be drilled).

RECOVERABLE RESERVES BY RESERVOIR:
(Note: not all reservoirs are present in all leases):

Recoverable reserves from the various reservoirs in and around your leases using today’s recovery technologies (results will vary depending upon recovery techniques used) over the economic life of the wells using today’s prices of $ 115 per barrel of oil and $ 9.01 per mcf of gas are calculated to be up to the follows:

Mississippian:	50,851 Bbls per well

Caddo Limestone:	6,911 Bbls per well

Cook:	4,322 Bbls or 40.1 MMcfg per well

Flippen:	4,919 Bbls per well

Bluff Creek:	5,120 Bbls per well

Strawn:	40 MM CFG per well

Palo Pinto:	5,009 Bbls per well

Dog Bend:	4,508 Bbls per well

Capps:	4,814 Bbls or 48.3 MMcfg per well

Dothan:	2,801 Bbls

Tannehill:	9,101 Bbls per well

Sedgwick:	3,121 Bbls per well

Coleman Junction:	30.2MMcfg (High H2S content)

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

WATERFLOOD DATA:

Some of your leases have been waterflooded in the past with the waterflood having been stopped.  Several of these waterflooded leases have not been waterflooded for at least twelve years and have recent indications that the reservoirs have at least partially recharged due to migrations of hydrocarbons back into the reservoirs.  None of your leases are presently being waterflooded. There is potential for not only producing remaining amounts of primary hydrocarbons from existing wellbores (PDP), from behind pipe reservoirs (PDNP), and from new wells to be drilled and produced (PUD) but also for the recovery of secondary hydrocarbons by the initiation of a new waterflood using modern techniques, materials, and technologies on several of the leases. Tertiary recovery of additional hydrocarbons also exist on these same leases.   Secondary waterflood recovery volumes and tertiary recovery of hydrocarbons are NOT included in the reserves or their valuations in this report.  Only primary recovery of hydrocarbons are calculated and shown in this report.

SEC PRIMARY REMAINING PDP, PDNP, AND PUD RESERVES BY LEASE:

The following is Nova’s determination of the remaining SEC SX-10 primary hydrocarbon reserves and their valuations to be recovered from the listed leases using SEC requirements under SX-10 rules using the operator’s supplied NRI’s, LOE’s, and cost to drill and complete new wells (AFE).  The parameters used were confirmed by review of data and by analogues to existing, adjacent, and surrounding leases producing from similar reservoirs as of the date of this report.

Definitions:
B or BBls = Barrels of Oil; M or Mcf = Thousand Cubic Feet of Natural Gas; Cum. Prod. = Cumulative Produced Oil (Bbls) and/or Gas (Mcf) volume; RRC ID # = Railroad Commission of Texas Lease Identification Number; O/G = Oil or Gas; Wls = wells; SI = Shut-In well;  Inj. = well converted to inject water; DH = Dry hole = non-productive well; T = Throckmorton Co. Tx; S = Shackleford Co., Tx.; SX-10 = Declining balance 10% discount rate as per SEC requirement; SEC = Securities and Exchange Commission; CapEx = Capital Expenditure in U. S. Dollars; k or K = 1000’s; Co. = County; TX = Texas; SEC Net Reserves Volume = Net (after royalty) Barrels of Oil or MCF to lease owner; SX-10 Valuation = present SX-10 value in U. S. Dollar; AFE = Authority For Expenditure

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
                           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
                           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

Lease Name & ID	Co. of TX	RRC ID #	# of Wls (PDP)	# of Wls (PDNP)	# of Wls (PUD)	Lease from 1/1970 Cum. Prod.	Lease Total CapEx & Reserves & Valuation

1) PUTNAM, J.H. T	25781
Present SEC Proven Wells		0	0	0	0
CapEx:		0	0	0	0
SEC Net Reserves Volumes:		0	0	0	0
SX-10 Valuation:		0	0	0	0

2) PUTNAM “A” T	17374	44,914 Bbls
53,695 Mcf

Present SEC Proven Wells:	1	1	1

CapEx:	0	50k	165.6k	$215,600
SEC Net Reserves Volumes:	3,566B	10,719B	23,003B	37,288Bbls
SX-10 Valuation:	90,529	256,546	596,443	$943,518

3) PUTNAM, J.H. T	24255
Present SEC Proven Wells		0	0	0	0
CapEx:		0	0	0	0
SEC Net Reserves Volumes:		0	0	0	0
SX-10 Valuation:		0	0	0	0

4) PUTNAM “A” T	29194	3,673 Bbls
Present SEC Proven Wells	1	1	1
CapEx:	0	20k	50k	$70,000
SEC Net Reserves Volumes:	3,208B	2,331B	10,063B	15,602B
SX-10 Valuation:	92,341	61,304	391,096	$544,741

5) Morris, J.P. S	03544	662,081 Bbls
Present SEC Proven Wells	7	7	10
CapEx:	0	140k	576k	$716,000
SEC Net Reserves Volumes:	37,892B	42,775B	85,551B	166,218B
SX-10 Valuation:	1,114,825	1,844,843	3,393,670	$6,353,338

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

Lease Name & ID	Co. of TX	RRC ID #	# of Wls (PDP)	# of Wls (PDNP)	# of Wls (PUD)	Lease from 1/1970 Cum. Prod.	Lease Total CapEx & Reserves & Valuation

6) Ft Griffin S	29357
Present SEC Proven Wells	0	0	0	0
CapEx:	0	0	0	0
SEC Net Reserves Volumes:	0	0	0	0
SX-10 Valuation:	0	0	0	0

7) PUTNAM T.R. T	08575	176,779 Bbls
Present SEC Proven Wells	3	3	3
CapEx:	0	60k	216k	$276,000
SEC Net Reserves Volumes:	24,037B	5,262B	46,043B	75,342B
SX-10 Valuation:	467,618	106,079	1,237,191	$1,810,888

8) PUTNAM J.C. T	10814	107,090 Bbls
Present SEC Proven Wells	4	4	4
CapEx:	0	80k	288k	$368,000
SEC Net Reserves Volumes:	1,663B	8,355B	24,274B	34,292B
SX-10 Valuation:	24,305	375,305	1,392,624	$1,792,234

9) PUTNAM "M" T	27328
Present SEC Proven Wells	1	1	1	58,365 Bbls
CapEx:	0	20k	111.6k		$131,600
SEC Net Reserves Volumes:	13,841B	2,193B	26,114B		42,148B
SX-10 Valuation:	412,355	49,200	942,160		$1,403,715

10) Comeback T	27330	34,157 Bbls
Present SEC Proven Wells	3	0	3
CapEx:	0	0	172.8k	$172,800
SEC Net Reserves Volumes:	17,662B	0	16,444B	34,106B
SX-10 Valuation:	329,557	0	281,595	$611,152

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

Lease Name & ID	Co. of TX	RRC ID #	# of Wls (PDP)	# of Wls (PDNP)	# of Wls (PUD)	Lease from 1/1970 Cum. Prod.	Lease Total CapEx & Reserves & Valuation

11) Harrell T	29140	2,219 Bbls
Present SEC Proven Wells	1	1	1
CapEx:	0	20k	169.2k	$189,200
SEC Net Reserves Volumes:	3,146B	2,227B	5,790B	11,163B
SX-10 Valuation:	86,196	52,300	44,619	$183,115

12) Putnam, Joe T	29287	138Bbls
Present SEC Proven Wells	0	0	0
CapEx:	0	0	0	0
SEC Net Reserves Volumes:	0	0	0	0
SX-10 Valuation:	0	0	0	0

13) Treadwell T	29361	3,435 Bbls
Present SEC Proven Wells	1	1	1
CapEx:	0	20k	165.6k	$185,600
SEC Net Reserves Volumes:	5,259B	3,508B	11,401B	20,168 B
SX-10 Valuation:	136,620	90,719	194,237	$421,576

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Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

The resultant totals for all of the referenced leases at $ 115 oil and $ 9.01 gas are as follows

S U M M A R Y
of all PDP & PDNP & PUD referenced leases

Lease Name & ID	Co. of TX	RRC ID #	# of Wls (PDP)	# of Wls (PDNP)	# of Wls (PUD)	Lease from 1/1970 Cum. Prod.	Lease Total CapEx & Reserves & Valuation

ALL LEASES (Net to Revenue Interest)
@ $ 115 Oil and $ 9.01 Gas

Number of wells	22	19	25
CapEx:	0	410k	1,914.8k	$2,324,800
SEC Net Reserves Volumes:	110,274B	77,370B	248,683B	436,327Bbls
SX-10 Valuation:	2,754,346	2,836,296	8,473,635	$14,064,277

All oil and gas ventures contain a degree of risk.  Nova has not included risk in this analysis.  Nova does not guarantee or warrant, by expression or omission, the presence of all or any hydrocarbons in or from any oil and gas lease based upon any information supplied by any operator or owner.  Nova has used the information available to generate this reserves evaluation using existing SEC requirements.  All parties are advised to seek their own third party advice and council before investing in any oil and gas venture.

Nova is acting as an independent consultancy retained by Gulf Onshore, Inc. to analyze, evaluate, and value the remaining primary recoverable hydrocarbons from Gulf Onshore, Inc’s leases using present SEC requirements and definitions.

Nova/Gulf Onshore, Inc’s: RE: Nova Resource, Inc’s Certified SEC Oil and Gas Reserves
           Evaluation of PDP, PDNP and PUD Reserves and Valuation on Gulf Onshore, Inc’s
           Selected Oil and Gas Leases located in Throckmorton and Shackleford Counties, Texas.
August 20, 2008

Nova was paid prior to analyzing these properties and generating this report.

Nova does not have or retain any interests in the referenced leases.

If you have any questions please feel free to contact Nova Resource, Inc. at (972) 530-3930 or by e-mail at novapet@tx.rr.com.

Thank you for this opportunity to be of service to you and your company.

We look forward to being of service to you in the future.

Respectfully,

Nova Resource, Inc.

Joseph V. Rochefort
CPG # 3358; CPGP # 90
SIPES # 1901; QRE CT51-101

Encl: Invoice

GOI  SEC SUMMARY RESERVES REPORT  8-20-2008